COLT 2022-9 ABS-15G

Exhibit 99.44

Data Compare Summary

COLT 2022-9_Hudson_A&D_V1

Run Date - 10/28/2022 13:00:00 PM

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	Comments
Borrower First Name	3	37	8.11%	All variances were spelling differences in the tape vs on the note.
Borrower Last Name	0	37	0.00%
Coborrower First Name	0	37	0.00%
Coborrower Last Name	0	37	0.00%
# of Units	0	37	0.00%
Contract Sales Price	0	34	0.00%
Debt Service Coverage Ratio	4	37	10.81%	All variances are the result of rounding differences or variances in captured borrower debt calculations. We used debts from the credit report that may be different than what was known at the time of underwriting and origination. Mission verified all variances and verified DSCR calculations met Guidelines.
Borrower Qualifying FICO	0	37	0.00%
Borrower Total Income	4	37	10.81%	We could not ascertain the cause of the income variance. In all cases Mission verified income from various source documents.
Occupancy	0	37	0.00%
First Payment Date	0	37	0.00%
Primary Appraised Value for LTV	0	37	0.00%
Note Date	1	37	2.70%	We could not ascertain the cause of the date variance. In all cases Mission verified dates from the Promissory note.
Original Note Interest Rate	0	37	0.00%
Original Loan Amount	0	37	0.00%
Loan Program	4	37	10.81%	In each case the loan started out in underwriting under one program and was switched before closing.
Original LTV	0	37	0.00%
Original P&I	3	37	8.11%	We could not ascertain the cause of the date variance. In all cases Mission verified dates from the Promissory note.
Property Type	2	37	5.41%	In both cases the difference was due to enumeration differneces with ASF formats.
Purpose	0	37	0.00%
Refi Purpose	2	8	25.00%	Property Type variations were a result of enumeration differences between the client bid tape and ASF property types designations. Mission verified in each case that the property type met guideline requirements.
Street	0	37	0.00%
City	0	37	0.00%
State	0	37	0.00%
Zip	1	37	2.70%

Total